Exhibit 10.15

Execution Copy

PACKAGING AND SUPPLY AGREEMENT

This PACKAGING AND SUPPLY AGREEMENT (the “Agreement”) effective as of June 16, 2008 (the “Effective Date”), is entered into by and between SHARP CORPORATION, a corporation organized and existing under the laws of Pennsylvania having its principal office at 7451 Keebler Way, Allentown, Pennsylvania 18106 (“Sharp”) and Transcept Pharmaceuticals, Inc., a Delaware corporation having its principal office at 1003 W. Cutting Blvd., Suite 110, Pt. Richmond, CA 94804 (“Manufacturer”).

WITNESSETH:

WHEREAS, Manufacturer desires to engage Sharp to Package (as defined below) the Product (as defined below) and supply Packaged Product (as defined below) to Manufacturer or its Designee (as defined below) pursuant to orders from Manufacturer or its Designee from time to time, all in accordance with the terms and conditions set forth in this Agreement; and

WHEREAS, Sharp desires to accept such engagement under the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of these premises and the covenants, agreements and stipulations hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions.

1.1 “Affiliate” shall mean, with respect to a party hereto, any corporation, firm, partnership or other entity, which controls, is controlled by or is under common control with a party hereto. For purposes of this definition, “control” shall mean: (i) the ownership of at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or (ii) if not meeting the preceding criteria, ownership of the voting stock, or other voting rights to elect directors or management authority of the controlled entity, at the maximum ownership amount permitted in the country where such controlled entity exists.

1.2 “Agency” shall mean any federal, state or local governmental regulatory authority (domestic or foreign) involved in regulating any aspect of the development, market approval, packaging, sale, distribution or use of the Product, the Packaging or the Packaged Product or the sale of any of the foregoing, including the FDA (as defined below), the United States Department of Justice Drug Enforcement Administration and the EMEA (as defined below).

1.3 “Applicable Laws” shall mean all laws, ordinances, rules and regulations of any Agency or other governmental authority that apply to the sale, manufacture, distribution and development of the Product, Sharp’s Packaging and storage of Product and storage and supply of

Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Packaged Product, or this Agreement, including without limitation (a) all applicable federal, state and local laws and regulations; (b) the U.S. Federal Food, Drug and Cosmetic Act, (c) regulations and guidelines of the FDA and other Agencies, and ICH guidelines and (d) cGMP, and if applicable, current Good Laboratory Practices and current Good Clinical Practices promulgated by the FDA and other Agencies.

1.4 “Brand Image” shall have the meaning set forth in Section 8.1.

1.5 “Calendar Quarter” shall mean a three-month period commencing on January 1, April 1, July 1 or October 1, as applicable.

1.6 “cGMP” shall mean all laws, regulations and standards relating to the Packaging and storage of the Products and the storage of the Packaged Products (domestic or foreign), including but not limited to, the FDA current Good Manufacturing Practices, as set forth in the Title 21 of the United States Code of Federal Regulations and the EEC Good Manufacturing Guidelines, Volume IV, (and in European Community Directive 91/356/EEC) as such Regulations and Guidelines may be revised from time to time, as interpreted by the ICH Guideline, and any other applicable laws, guidelines and regulations. In the event of a conflict between the FDA and the EEC standards, Sharp shall adhere to the more stringent standard so the Packaged Product may be distributed in either territory.

1.7 “Confidential Information” shall mean any and all information that, if disclosed in tangible form, is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature or, if disclosed orally, is indicated orally to be confidential or proprietary by the party disclosing the information at the time of the disclosure and is confirmed in writing as confidential or proprietary by the disclosing party within forty-five (45) days after such disclosure.

1.8 “Designee” shall mean a party with whom Manufacturer has a relationship with in connection with the Product (including but not limited to a partner, supplier or distributor) who does not provide outsourced contract packaging services to third parties.

1.9 “EMEA” shall mean the European Medicines Evaluation Agency or any successor agency having substantially the same function.

1.10 “Facilities” shall mean Sharp’s manufacturing facilities located at 23 Carland Road, Conshohocken, Pennsylvania 19428, and 7451 Keebler Way, Allentown, Pennsylvania 19106 and/or any other facility as may be designated by Sharp from time to time during the Term and approved in advance in writing by the Manufacturer for use.

1.11 “FDA” shall mean the United States Food and Drug Administration or any successor agency having substantially the same function.

1.12 “Firm Order” shall mean a firm order as described in Section 4.2(b).

1.13 “ICH Guideline” shall mean the Harmonized Tripartite Guideline of the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.14 “Labeling” shall mean the design and specifications for the artwork and text required for the labels and packaging inserts for Packaged Product, in each case in the form provided by Manufacturer to Sharp.

1.15 “Manufacturer Carrier” shall mean a carrier with whom Manufacturer has an agreement to ship Packaged Products upon receipt of them from Sharp in accordance with Section 5.2.

1.16 “Manufacturer Information” shall mean the Product, Labeling and Specifications in the form provided by Manufacturer to Sharp hereunder and used by Sharp in accordance with the Specifications (in the case of Product and Labeling) and Manufacturer’s written instructions.

1.17 “Packaged Product(s)” shall mean the Products as contained in the Packaging produced by Sharp under the Agreement and in accordance with the Specifications and Manufacturer’s written instructions

1.18 “Package/Packaging” shall mean all the physical and operation services and materials necessary for the packaging and labeling of the Product as set forth in and in accordance with the Specifications, which contain the Product in the form required by the Specifications.

1.19 “Packaging Materials” shall mean the components and other materials utilized by Sharp in connection with the processing, packaging and labeling of the Products, in accordance with the Specifications, which shall either be supplied by Manufacturer or purchased by Sharp on Manufacturer’s behalf.

1.20 “Price” shall mean the price to be paid by Manufacturer to Sharp for the Packaged Products as set forth on Exhibit B and as may be adjusted in accordance with Section 5.1.

1.21 “Products” shall mean the products described on Exhibit A to be manufactured by or on behalf of Manufacturer and shipped to Sharp for packaging. Upon the parties’ mutual written consent, the parties may from time to time during the Term amend Exhibit A to remove, add or substitute Products.

1.22 “Purchase Order” shall have the meaning set forth in Section 4.2(b).

1.23

1.24 “Revised Purchase Order” shall have the meaning set forth in Section 4.2(c).

1.25 “Specifications” shall mean the specifications for the Packaging of Product set forth in Exhibit C, which may be revised and refined during the Term upon the prior mutual written agreement of Sharp and Manufacturer in accordance with this Agreement.

1.26 “Start-Up Activities” shall have the meaning set forth on Exhibit D.

1.27 “Term,” “Initial Term” and “Subsequent Term” shall have the meanings set forth in Section 11.1.

1.28 “Tooling” shall mean the tooling made for the Packaging of the Products and listed on Exhibit E.

The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “day” or “year” means a calendar day or year, respectively, unless otherwise specified. All references herein to Sections and Exhibits shall be deemed references to Sections of this Agreement and Exhibits to this Agreement unless the context shall otherwise require.

2. Nature of Engagement

2.1 Engagement. Manufacturer hereby engages Sharp, and Sharp hereby accepts Manufacturer’s engagement, as Manufacturer’s independent contractor to store and Package the Products (including affixing any labels and packaging inserts in accordance with the Labeling approved by Manufacturer) and store and supply the Packaged Products, in each case in accordance with: (i) the Specifications; (ii) Applicable Laws and (iii) the terms and conditions of this Agreement. In addition, Sharp will be responsible for procuring, inspecting and purchasing adequate Packaging Materials, as necessary to fill the Manufacturer Purchase Orders, unless otherwise agreed to by the parties in writing. Sharp shall be a nonexclusive supplier of the foregoing services with respect to the Products and the Packaged Products.

2.2 Labeling and Materials. Manufacturer will approve and specify all Labeling to be used on each Packaged Product, including from time to time any changes or modifications to such Labeling. Sharp will only use Manufacturer-approved Labeling (and only such Labeling) on the Packaged Products, and will not use such Labeling on any other product or for purposes other than the performance of the Packaging services in accordance with this Agreement. In the event that Manufacturer changes or modifies the Labeling for Packaged Product, Sharp will: (A) with respect to Product not then Packaged at the time of such Labeling change or modification, Package such Product on a going-forward basis; and (B) with respect to Packaged Product in Sharp’s control or possession that has already been Packaged in accordance with the prior Labeling specifications, either (i) re-sticker such Packaged Product to comply with the modified Labeling specifications or, if in Sharp’s commercially reasonable discretion such re-stickering is not practicable, (ii) re-work and re-Package such Product to comply with the modified Labeling specifications. Manufacturer will reimburse Sharp for any reasonable and documented out-of-pocket expenses and production costs to the extent incurred by Sharp in connection with any change of Labeling of Packaged Product described in the foregoing sentence.

2.3 Independent Contractor. Sharp shall be deemed an independent contractor with respect to the terms and provisions of this Agreement and shall not in any respect act as an agent or employee of Manufacturer. Neither party shall be liable for any of the debts or obligations of the other and neither party shall have any authority or right to act for or incur any liability of any kind, express or implied, in the name of or on behalf of the other party. All persons employed by Sharp in connection with the storage, Packaging and supply of the Products and the Packaged Products to Manufacturer shall be employees or agents of Sharp and under no circumstances shall Sharp or any of its employees or agents be deemed to be employees or agents of Manufacturer.

3. Start-Up Activities.

3.1 Start-Up Activities. Sharp shall complete to the reasonable satisfaction of Manufacturer the Start-Up Activities in accordance with the time schedule set forth on Exhibit D. Any protocols and reports prepared by Sharp in connection with the Start-Up Activities shall be subject to Manufacturer’s prior review and approval. Sharp shall permit a representative of Manufacturer to observe and review the Start-Up Activities at the Facilities during normal business hours and upon reasonable notice. The validation reports produced in connection with the Start-Up Activities shall be deemed Confidential Information of Sharp and Manufacturer for purposes of Article 12 of this Agreement. The costs associated with the Start-Up Activities shall be as agreed upon by the parties and shall be borne by Manufacturer.

3.2 Purchase and Installation of Equipment Molds and Tooling. Sharp shall be responsible for installing at its Facilities any and all new equipment, molds and/or modifications to existing equipment and molds necessary for the Packaging of the Products and for preparing the Packaged Products for shipment, and all costs and expenses associated therewith; provided, however, that Manufacturer shall be responsible for the documented and reasonable costs and expenses associated with the development and manufacturing of the Tooling (which shall be paid by Manufacturer as set forth in Section 5.1(d)), but in no event shall such costs and expenses exceed estimated costs and expenses set forth in Exhibit E. Sharp shall maintain and store the Tooling at the Facilities and shall retain all right, title and interest in and to the Tooling during and after the Term; provided, however that Sharp shall use the Tooling only in connection with the packaging of Products for Manufacturer and shall not modify the Tooling without the consent of Manufacturer.

4. Agreement to Supply; Forecasts; Purchase Orders.

4.1 Generally. During the Term, Sharp shall store and Package the Products and store and supply to Manufacturer the Packaged Products pursuant to Manufacturer Purchase Orders (as defined below) submitted to Sharp under Firm Orders, all in accordance with the Specifications and the terms of this Agreement, and Manufacturer shall pay for the Packaged Products in accordance with Section 5 of this Agreement. For purposes of clarity, Manufacturer may order Packaging and Packaged Product hereunder through its Designee, and Sharp agrees to perform such Packaging and supply such Packaged Product to such Designee pursuant to the terms of this Agreement.

Manufacturer agrees that, in the event that it delegates one or more of its responsibilities hereunder to a Designee, unless otherwise agreed to in writing by the parties, Manufacturer shall remain fully responsible for the performance of such responsibilities (including any payment obligations under this Agreement). Sharp shall maintain: (i) sufficient inventories of Packaging Materials in order to satisfy the Firm Orders volumes and (ii) [***] ([***]) [***].

4.2 Forecasts and Firm Orders.

(a) Beginning on the date hereof and hereafter on or prior to the fifth day preceding each calendar month of the Term, Manufacturer shall provide Sharp with a twelve (12) month rolling forecast (each, a “Forecast”) of Manufacturer’s quantity and delivery date requirements for the Packaged Products.

(b) The first three (3) months of each Forecast shall constitute a firm order (“Firm Order”) and shall be binding upon Manufacturer (whether or not Sharp receives a Purchase Order in connection with such [***] month period). For the purposes of ordering packaging materials and scheduling capacity, Manufacturer shall provide Sharp with purchase orders on its standard form setting forth (i) the quantity of Packaged Product ordered; (ii) the delivery date for such order; and (iii) the lot numbers to be applied to such Packaged Product (each, a “Purchase Order”) in connection with such three (3) month period for the Packaged Products to be supplied during such period. So long as the quantity and delivery date requirements set forth in the Purchase Orders during such three (3) month period are consistent with the applicable Firm Order, Sharp shall respond with an order acknowledgment within five (5) business days. If the quantity and delivery date requirements set forth in the Purchase Orders are not consistent with the applicable Firm Order, or in the event that Manufacturer desires to subsequently amend a Purchase Order, then the parties shall cooperate in good faith to develop a mutually agreeable purchase order (a “Revised Purchase Order”) at least [***] ([***]) days prior to the scheduled start of production; provided, however that in the event a Revised Purchase Order is not agreed upon by the parties, Manufacturer shall be obligated to purchase and Sharp shall be obligated to supply all Packaged Products arising from such Firm Order.

(c) If any such Revised Purchase Order requires a decrease in the production volume of the Packaged Products requested in the Finn Order, Manufacturer shall be responsible for (i) [***]. Notwithstanding anything to the contrary in this Section 4.2(c), Manufacturer shall not be obligated to reimburse Sharp for Packaging Materials that are used for subsequent orders of Packaged Products placed by Manufacturer and Packaging Materials that are used by Sharp on behalf of its other customers. Upon payment of the costs related to a Revised Purchase Order, Sharp shall upon request deliver to Manufacturer, at Manufacturer’s expense, any unused Packaging Materials and other components paid for by Manufacturer.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(d) Nothing printed or written on any Manufacturer Purchase Order outside of the scope described in Section 4.2(b), or on any Sharp order acknowledgement or on any other similar form or document, shall modify or expand either party’s obligations under this Agreement. In the event of any inconsistency between the terras of any Purchase Order or Sharp order acknowledgement, on the one hand, and the terms of this Agreement, on the other hand, the terms of this Agreement shall prevail.

4.3 Production Requirements. Subject to the terms of this Agreement, Sharp shall (a) devote the necessary production capacity to fulfill the quantity and delivery date requirements set forth in each Purchase Order, and (b) use commercially reasonable efforts to make available sufficient additional production capacity to comply with (i) Manufacturer Purchase Orders that have quantity and delivery date requirements that are more onerous than the Firm Order for such Calendar Quarter (ii) change orders that shorten the delivery date requirements or require an increase in the production volume of the Packaged Products requested in the Firm Order.

4.4 Manufacturer’s Supply Obligations. Sharp’s obligations to fulfill any Firm Order are subject to Manufacturer’s obligation to provide Sharp with the following items within the following time periods:

(a) At least [***] ([***]) [***] prior to Sharp’s commencement of the production of the Packaged Products, any text, graphics or other artwork to be printed by Sharp on the Packaging Materials, all of which shall be in conformity with the regulations of the United States Food and Ding Administration and any other applicable Agency;

(b) At least [***] ([***]) [***] prior to Sharp’s commencement of the production of the Packaged Products, any Packaging Materials that are to be supplied by Manufacturer;

(c) At least [***] ([***]) [***] prior to Sharp’s commencement of the production of the Packaged Products, the lot and expiry information of the Products; and

(d) At least [***] ([***]) [***] prior to Sharp’s commencement of the production of the Packaged Products, the Products.

4.5 Storage Facilities; Inventory. Sharp agrees to provide adequate storage space for the Products and the Packaged Products. Sharp will keep adequate inventories of Packaging Materials on hand or with suppliers to accommodate variations in packaging that may be required by Manufacturer hereunder.

4.6 Packaged Product Samples. Sharp shall provide Manufacturer with representative lot samples of Packaged Products promptly upon request. Such Packaged Product samples shall be shipped to Manufacturer in accordance with the provisions set forth in Section 5.2.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

5. Price; Payment; Shipping Instructions.

5.1 Determination of Prices.

(a) The Prices to be paid to Sharp by Manufacturer for the supply of the Packaged Products (including storage) shall be as set forth on Exhibit B (the “Packaging Fee”). The Packaging Fee for the Product will not be increased during the first year of the Initial Term. Thereafter, the Parties will review the Packaging Fee on an annual basis, and any increase or decrease shall become effective on the anniversary of the Effective Date. Sharp shall submit to Manufacturer any documentation supporting any increase or decrease in labor or Packaging Materials costs for the upcoming year [***] ([***]) days prior to the anniversary of the Effective Date, which increase with respect to the labor component of the Packaging Fee may not exceed a [***] ([***]) increase from the Packaging Fee for the immediately prior year. Manufacturer and Sharp shall execute an amended Exhibit B to this Agreement to adjust the Packaging Fee for the upcoming year as mutually agreed to in accordance with this Section 5.1(a).

Notwithstanding the foregoing, at any time during the Initial Term or thereafter, Sharp may adjust the Prices set forth on Exhibit B in accordance with the following (any such adjustment shall be reflected by a written amendment to Exhibit B):

(i) During the Term Sharp shall be entitled to increase the Prices (a) for labor charges, Packaging Materials costs and any other costs incurred by Sharp as a result of (1) Revised Purchase Orders that have quantity and delivery date requirements that are more onerous than the Firm Order for such [***] period or (2) change orders that shorten the delivery date requirements or require an increase in the production volume of the Packaged Products requested in the Firm Order; provided that the Price adjustment will equal the increase in the direct or indirect out-of-pocket costs incurred by Sharp, (b) in the event that there is an increase greater than [***] ([***]) in the cost of the Packaging Materials, in which case Sharp will pass through the amount of the increase in excess of such [***] ([***]) to Manufacturer after providing Customer with written documentation supporting any such increase and (c) in the event that a forecast projects a material decrease from the anticipated volumes set forth in the initial forecast, provided that the parties shall renegotiate in good faith the Prices that shall apply to the new volume levels.

(ii) Prior to the commencement of any Subsequent Term, the parties shall renegotiate in good faith the Prices that shall apply to such Subsequent Term. The parties shall take into account in any such renegotiations Sharp’s production rates and costs of production as of the end of the then current Term.

(b) Notwithstanding the foregoing, Sharp will use commercially reasonable efforts to limit any Price increases pursuant to Section 5.1(a)(i) and Section 5.1(a)(ii). Sharp agrees to provide to Manufacturer back-up documentation of all costs changes in detail reasonably sufficient to justify changes in Price.

c) The Prices set forth on Exhibit B do not include use, consumption, or excise taxes of any taxing authority. The amount of such taxes, if any, will be added to the Price of the Packaged Products in effect at the time of shipment thereof and shall be reflected in the invoices submitted to

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

Manufacturer by Sharp pursuant to Section 5.3. Manufacturer shall pay the amount of such taxes to Sharp in accordance with the payment provisions relating to shipments of Packaged Products set forth in Section 5.3. Sharp shall provide Manufacturer prompt notice of any such taxes that are initially assessed against Sharp or that Sharp receives notice of from a tax or other government authority. Notwithstanding the foregoing, each party shall bear and pay all federal, state and local taxes based upon or measured by its net income, and all franchise taxes based upon its corporation existence, or its general corporate right to transact business.

(d) The Price for the [***] of this Agreement shall also include a pro rata portion of the costs and expenses directly related to the Tooling based on the quantity set forth in the initial [***] ([***]) [***] rolling forecast provided pursuant to Section 4.2. At the end of such [***] ([***]) [***] period, if the full amount of such Tooling costs and expenses have not been recovered by Sharp hereunder, Sharp shall invoice Manufacturer for the unpaid balance.

5.2 Shipping. Sharp shall deliver the quantities of Packaged Product ordered by Manufacturer on the dates specified in Manufacturer Purchase Orders submitted in accordance with Section 4.2(c). Sharp shall arrange for the shipment of the Packaged Products in accordance with Manufacturer’s instructions, all of which shipments shall be made F.O.B. (UCC) Sharp’s loading docks at the Facilities. Manufacturer shall provide Sharp with a list of the Manufacturer Carriers and Sharp shall schedule freight pick up by a Manufacturer Carrier, load the Manufacturer Carrier’s trailer and complete any necessary documentation relating thereto. Manufacturer shall pay outbound freight delivery costs. All Packaged Products delivered hereunder shall be suitably packed for shipment by Sharp in accordance with good commercial practices with respect to protection of such Packaged Product during transportation and marked for shipment to Manufacturer’s specified receiving point.

5.3 Invoices. Sharp shall submit invoices to Manufacturer for all shipments of Packaged Products hereunder upon delivery of such Packaged Products to the Manufacturer Carrier at the Facilities. All invoices will be sent to the address specified in the applicable Manufacturer Purchase Order, and each invoice will state the aggregate, type and Price for Packaged Product in a given shipment, plus any insurance, taxes, or other costs incident to the purchase or shipment initially paid by Sharp but to be borne by Manufacturer under this Agreement pursuant to Section 5.2. Each invoice shall be payable within [***] ([***]) [***] of the date of such invoice.

5.4 Risk of Loss. Title to all Packaged Products, all work in process to produce Packaged Products and/or any other property of Manufacturer supplied to Sharp in connection with the Packaging services shall at all times remain with Manufacturer. Risk of loss for Products, the Packaged Products and any other property of Manufacturer supplied by Manufacturer to Sharp in connection with the Packaging services shall remain with Sharp while such items are in the possession of Sharp, until risk of loss to such items is transferred to Manufacturer, and Sharp agrees to carry the insurance described in Section 10 below to cover such risk of loss. Sharp shall reimburse Manufacturer for all such property at Manufacturer’s actual cost of such property.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

5.5 Non-Conforming Packaged Products.

(a) Manufacturer shall have the right, within [***] ([***]) [***] of Sharp’s delivery of Packaged Products to the Manufacturer Carrier, to give Sharp written notice of rejection of all or the portion of such shipment of Packaged Products that fails to conform to the Specifications or which otherwise breaches Sharp’s warranties, covenants and obligations under this Agreement. In the event Manufacturer and/or its agent(s) believes that the Packaged Products fails to conform to the Specifications or which otherwise breaches Sharp’s warranties, covenants and obligations under this Agreement (i.e., are “defective or non-conforming”) Manufacturer and/or its agent(s) shall send to Sharp, within the [***] ([***]) day period described above, a written notice of rejection. If Sharp agrees that the Packaged Products are defective or non-conforming, Sharp, at Manufacturer’s option, will either promptly replace such quantities of Packaged Products and ship them to Manufacturer and/or its agent(s) (in each case at no charge to Manufacturer), or shall issue a full credit for the Packaging costs for that particular batch to Manufacturer. Except as provided for in Section 5.5(c) below, any such claim of a defective or non-conforming shipment which is not made within such [***] ([***]) day period shall be deemed to have been waived by Manufacturer.

(b) If Sharp does not agree with Manufacturer’s and/or its agents’ determination regarding the defective or non-conforming Packaged Products, then after reasonable efforts to resolve the disagreement (but in all cases, within [***] ([***]) days of Manufacturer providing notice rejection), the dispute shall be submitted for determination by an independent laboratory/expert mutually selected by the parties and the decision of such independent laboratory/expert shall be final and binding on the parties with respect to whether the Packaged Products in question conforms to the Specifications therefor and the warranties given by Sharp in Section 7.1 below. In the event that the independent laboratory/expert decides that the Packaged Products in question are not defective or non-conforming, such Packaged Products shall be deemed accepted by Manufacturer. In the event that the independent laboratory/expert decides that the Packaged Products in question are defective or non-conforming, Sharp shall either, in Manufacturer’s sole discretion: (i) use its best efforts to replace such Packaged Products at no charge to Manufacturer within the shortest possible time after Sharp’s receipt of notice regarding the independent laboratory/expert’s decision; or (ii) promptly issue a full credit for Packaging costs for that particular batch to Manufacturer. The independent laboratory/expert’s fees and the prevailing party’s out-of-pocket costs incurred in connection with the independent laboratory/expert’s decision shall be borne by the party against whom the independent laboratory/expert’s decision is given. In the event all or part of a shipment of Packaged Product is rejected prior to Manufacturer’s payment therefor, Manufacturer may withhold such payment until receipt of replacement Packaged Product that are not defective or non-conforming (or determination by an independent laboratory/expert that such Packaged Product are not defective or non-conforming.

(c) Latent Defects. In the event either party becomes aware of any defect in any batch of Packaged Product that is not discoverable upon a reasonable inspection or incoming quality assurance testing, it shall promptly (and in no case later than [***] ([***]) business days after becoming aware) notify the other party in writing (identifying the batch(es) involved), and the rejection provisions of Section 5.5(a) shall apply notwithstanding any expiration of the [***] ([***])

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

day period described therein. In the event Manufacturer fails to provide such notice of defect within [***] days after it becomes aware of any defect therein, Manufacturer shall be deemed to have accepted such batch and the recovery portions of Section 5.5(a) shall not apply to such batch.

(d) Supply of Products for Defective Packaging; Lost or Destroyed Product. In the event Sharp is required to replace non-conforming or defective Packaging pursuant to paragraph (a), (b) or (c) of this Section 5.5 Manufacturer shall supply Sharp with sufficient quantities of the Products in order for Sharp to replace such Packaging, and Sharp shall reimburse Manufacturer for the quantities of Product provided by Manufacturer in connection therewith. The price at which Manufacturer supplies Products to Sharp pursuant to this provision shall equal Manufacturer’s documented out of pocket cost of purchasing such Products (“Manufacturer’s Cost of Product”). In the event Sharp otherwise loses or destroys any Product, Sharp shall reimburse Manufacturer for all such Product at Manufacturer’s Cost of Product.

6. Quality Control; Access; Inspection; Samples.

6.1 Modification of Specifications. Manufacturer will send any request for a change in the Specifications to Sharp in writing, and Sharp will promptly respond to such request and make such requested changes, subject to the provisions of this Section 6.1. Manufacturer will evaluate in good faith any change to the Specifications suggested by Sharp. All modifications to Specifications shall be in writing and shall be signed by an authorized representative of Manufacturer and Sharp. If the modifications result in a change in Sharp’s manufacturing costs, the parties shall agree upon an appropriate adjustment to the Price under this Agreement. If the modifications result in a delay in delivery, the parties will negotiate a reasonable extension of the affected lead times. The parties will work together in good faith to timely implement any change to the Specifications and no change to the Specifications will be implemented unless and until the parties have agreed upon the following: (1) the implementation date of such change and (2) any increase or decrease in costs, expenses or fees associated with such change.

6.2 Storage Requirements. Sharp shall use the Products and the Packaging Material on a first in, first out basis and shall not use either the Products or the Packaging Material beyond the shelf life required under any Applicable Laws.

6.3 Notices Regarding Packaging Materials. Sharp shall promptly contact Manufacturer, c/o Manufacturer’s Quality Assurance Department (or such other persons or departments as Manufacturer may instruct) in the event that Sharp anticipates making changes to any Packaging Material or in the event Sharp considers any current Packaging Material to be nonconforming with the Specifications or Applicable Laws; provided that Sharp shall not change any Packaging Material without the prior written consent of Manufacturer.

6.4 Quality Agreement; Quality Tests and Checks. The parties have negotiated and entered into a quality agreement of even date herewith with respect to the quality assurance and Packaging of Product by Sharp hereunder, which shall be attached hereto as Exhibit F (“Quality Agreement”). Prior to each shipment of Packaged Products, Sharp shall perform all in-process and finished product tests or checks necessary to assure the quality of the Packaged Products and to ensure that the Packaged Product conforms to the Specification and Applicable Laws, Sharp also agrees to perform any tests or checks required by the Specifications or Applicable Laws. For purposes of this Agreement, such tests shall be considered routine and shall be performed at Sharp’s expense. All tests and test results shall be performed, documented and summarized by Sharp in accordance with the Specifications and Applicable Laws. Each shipment of Packaged Products shall also be accompanied by a certificate of analysis in a form reasonably acceptable to Manufacturer describing all requirements of the Specifications and Applicable Laws and certifying that the Packaged Products have been Packaged, controlled and released at the Facility in accordance with the Specifications and Applicable Laws. The parties hereto will negotiate in good faith any unanticipated burdens resulting from changes made to Applicable Laws after the date hereof.

6.5 Batch Records; Samples. Sharp shall maintain batch records sufficient to trace the history of each batch, and representative samples from each batch of Packaged Product manufactured hereunder, for record keeping, stability testing, and other regulatory purposes, including as may be required by the Specifications or Applicable Laws, for as long as required by such Applicable Laws. Sharp’s Packaged Product records shall be sufficient such that Sharp shall be capable of responding to Packaged Product inquiries by Manufacturer within [***] of notification, including providing the code date and the location of the Packaged Products in question. Subject to the foregoing, Sharp shall notify Manufacturer before disposing of any such records and samples, and Manufacturer shall have the option of having such records and samples delivered to Manufacturer or its Designee.

6.6 Recalls. Manufacturer shall have sole responsibility for initiating and managing any recall or withdrawal of the Packaged Products, and, except as expressly provided in this Section 6.6 below, shall bear all costs and expenses relating thereto. Upon receiving from any authority having jurisdiction any direction to withdraw or recall any Packaged Product from the market, the receiving party shall promptly notify the other party. At Manufacturer’s sole cost and expense (except as expressly provided in this Section 6.6 below), Sharp shall provide such assistance as Manufacturer may reasonably request in connection with any such withdrawal or recall. For clarity, except as expressly provided in this Section 6.6 below, Sharp shall have no liability with respect to any withdrawal or recall. Notwithstanding anything to the contrary in this Section 6.6, Sharp shall be liable for the costs of recalls of Packaged Product to the extent such recalls are due to Sharp’s gross negligence or willful misconduct, provided that Sharp’s total liability for such recalls shall be limited to [***].

6.7 Facilities. Sharp agrees to perform the Packaging of the Products at the Facility and shall not Package or store the Products at any other location without the prior written consent of Manufacturer, In the event Sharp fails or anticipates it will fail to maintain the Facilities in accordance with the Specifications and Applicable Laws, or in the event Sharp receives any notice from any federal, state or local governmental or regulatory authority with respect to its maintenance of the Facilities and only if such maintenance or notice effects the Products, Sharp shall promptly notify Manufacturer, c/o Manufacturer’s Quality Assurance Department at Manufacturer’s contact information listed in Section 13.6 (or such other persons or departments as Manufacturer may instruct), provide copies of such notice to Manufacturer and, if such notice relates specifically to the Packaged Products, provide a copy of Sharp’s response to such authority.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

6.8 Inspections and Audits. Manufacturer and its representatives shall have access at reasonable times and with reasonable frequency to Sharp’s Facilities for the purpose of conducting inspections of the Facility and performing quality control audits with respect to the processing or storage of the Packaged Products or Packaging Materials, and Manufacturer shall have access at reasonable times and with reasonable frequency to the results of any tests relating to the Packaged Products performed by Sharp or at Sharp’s direction and the records and samples required to be retained pursuant to Section 6.5 and 6.9. Sharp shall use its reasonable efforts to ensure that Manufacturer has similar access to the facilities, data and records of Sharp’s suppliers or agents. Such inspections, audits and visits shall be conducted by Manufacturer or its representatives, provided that any representative is not a competitor of Sharp, upon reasonable notice and during normal business hours.

6.9 Retention of Samples and Records. Sharp shall retain, and upon request at reasonable times and with reasonable frequency, by Manufacturer, provide to Manufacturer, (i) copies of the quality control records maintained in accordance with Section 6.5 and otherwise in relation to the Packaged Products, (ii) copies of testing results of all the tests performed in relation to the Packaged Products, (iii) samples of the Packaging Materials and (iv) all other records and documents related to the Packaging Services, Packaging Materials, Product or Packaged Product or this Agreement required to be retained under Applicable Laws. All such records will be maintained by Sharp for a minimum of [***] ([***]) [***] following the termination or expiration of this Agreement or such longer time period as may be required by Applicable Law or by Section 6.5 of this Agreement.

6.10 Government Inspections, Seizures and Recalls. Sharp shall permit the FDA and other Agencies to conduct inspections of the Facility as they may request, including pre-approval inspections, and shall cooperate with such Agencies with respect to the inspections and any related matters, in each case which is related to the Products, Packaging, Packaged Products or this Agreement. Sharp hereby agrees to advise Manufacturer promptly (within [***] ([***]) [***]) of any proposed or unannounced inspection by any Agency of the Product(s), Packaged Products or Packaging process or procedures and will, to the extent possible, permit a representative of Manufacturer to be present at such inspections and assist in the preparation thereof, including actions taken by Sharp to remedy conditions cited in the inspections, and shall promptly provide a report of the results of the inspection issued by the inspectors to Manufacturer and a copy of the Sharp response to the inspection report, and all subsequent correspondences referring to the aforementioned inspection(s) (including, but not limited to, FDA Form 483). If applicable, Sharp shall promptly send retained samples of Packaged Products seized by such Agency. Sharp shall keep Manufacturer informed about the results and conclusions of each regulatory inspection, and if Sharp fails such inspection or is required to take actions to be in compliance with the inspector’s requirements, Sharp shall inform Manufacturer, in writing, of the steps Sharp is taking and/or response to the inspector if Sharp disagrees with the inspector’s assessment. Similarly, Sharp agrees to promptly notify and provide Manufacturer copies of any request, directive or other communication of the FDA or other Agency relating to Products, Packaging, Packaged Products or this Agreement, and to cooperate with Manufacturer in responding to such requests, directives and communications.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

6.11 Legal and Regulatory Filings and Requests. Sharp and Manufacturer shall cooperate and be diligent in responding to all requests for information from, and in making all required filings with, regulatory authorities having jurisdiction to make such requests or require such filings. Sharp shall promptly provide Manufacturer, as reasonably requested, with all available information in Sharp’s control necessary or useful for Manufacturer to apply for, obtain, and maintain regulatory approvals for the Product in any country, including without limitation information relating to the facilities, or the process, methodology, raw materials and intermediates used in the manufacture, processing, or packaging of the Product and all information required to be submitted in the chemistry, manufacturing and controls (CMC) section of an IND or a NDA or other regulatory filings, or required or requested to be provided to any Agency. Sharp shall obtain and comply with all licenses, consents, permits and regulations which may from time to time be required by appropriate legal and regulatory authorities with respect the performance of its obligations hereunder.

6.12 Complaints. In connection with any Packaged Product complaints forwarded by Manufacturer to Sharp, Sharp shall conduct a commercially reasonable investigation of such complaint (including reviewing its records and testing the Packaged Product), at no additional cost to Manufacturer.

7. Warranties; Limitation of Liability.

7.1 General Warranties. Sharp represents, covenants and warrants that (a) the Products shall be stored, handled, processed and Packaged, and the Packaging shall be labeled at the Facility in accordance with, the Specifications, cGMPs and any other Applicable Laws; (b) the Packaged Products and Packaging furnished by Sharp to Manufacturer under this Agreement (i) shall be of the quality specified in, and shall conform to, the Specifications and any Applicable Laws, (ii) shall be stored and supplied in conformity with the Specifications, cGMPs and any other Applicable Laws, (iii) shall not contain any Packaging Materials provided by or on behalf of Sharp, which Packaging Material has not been used or stored in accordance with the Specifications, cGMPs and any other Applicable Laws; (c) it will not introduce any materials that would cause the Packaged Products to be adulterated within the meaning of Section 501 of the Food, Drug and Cosmetic Act, as amended (the “Act”); (d) the Packaged Products shall not be misbranded within the meaning of the Act (except with respect to any copy approved by Manufacturer, for which Manufacturer shall bear responsibility); (e) no materials supplied by Sharp shall be an article which may not, under the provisions of the Act or any other Applicable Law be introduced into interstate commerce; and (f) neither it nor any of its representatives and employees have been debarred pursuant to the Act, or subject to a similar sanction from another Agency, nor have debarment proceedings against Sharp or any of its employees been commenced, and Sharp will promptly notify Manufacturer in writing if any such proceedings have commenced or if Sharp or any of its employees are debarred by the FDA or other Agencies and (g) title to all Packaged Product provided to Manufacturer under this Agreement shall pass as provided in this Agreement, free and clear of any security interest, lien, or other encumbrance.

7.2 Intellectual Property Warranties. Sharp represents and warrants to Manufacturer that: (i) Sharp has all necessary authority and right, title and interest, including through patents and licenses, to use all processes, techniques, know-how and other methods used to perform the Packaging services; and (ii) except to the extent solely due to the Specifications, Product, Packaging and Packaged Product, Sharp’s performance of its obligations under this Agreement will not violate or infringe upon any trademark, tradename, copyright, patent or other rights held by any person or entity.

7.3 Disclaimer; Limitation of Liability. OTHER THAN THE WARRANTIES EXPRESSLY STATED IN THIS AGREEMENT, (A) NEITHER PARTY MAKES ANY OTHER WARRANTIES, EITHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, AND BOTH PARTIES HEREBY DISCLAIM LIABILITY FOR ANY IMPLIED WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY AND ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO PACKAGING, PACKAGED PRODUCTS OR THE PRODUCTS, AND (B) EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PURSUANT TO SECTION 9 OR IN THE CASE OF WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER FOR ANY EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY OR ANY OTHER THEORY OR FORM OF ACTION, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME AND (C) EXCEPT WITH RESPECT TO SHARP’S OBLIGATIONS UNDER SECTION 9, THE OBLIGATIONS OF SHARP SET FORTH IN SECTION 5.5 TO REPLACE NONCONFORMING PACKAGED PRODUCTS AND IN SECTION 6.6 WITH RESPECT TO RECALLS SHALL BE, AS APPLICABLE, MANUFACTURER’S EXCLUSIVE REMEDY FOR NONCONFORMING PACKAGED PRODUCTS.

8. Intellectual Property Rights.

8.1 Intellectual Property Rights of Manufacturer; Grant of License. Except as specifically set forth in Section 8.3, all right, title and interest in and to any trademarks, trade names, slogans, logos, copyrights, trade dress, know-how and goodwill associated with the Products and the Packaged Products (“Brand Image”) and all rights to any improvements or modifications to the Brand Image (including any developed or suggested by Sharp) are and shall remain owned solely by Manufacturer. Manufacturer hereby grants to Sharp a non-exclusive, royalty-free license solely to use the Brand Image as may be necessary for Sharp’s fulfillment of its obligations under this Agreement during the Term. Except as set forth in the immediately preceding sentence, Sharp shall have no other rights to use the Brand Image.

8.2 Ownership of Product/Packaged Product. All Packaged Product paid for by Manufacturer in accordance with Section 5.3, shall be the sole property of Manufacturer and all rights and title in and to the Packaged Product, excluding any patents, trademarks, know-how and any other intellectual property rights of Sharp, shall vest in and to Manufacturer at such time, and Manufacturer shall own all containers that the Product is packaged in, including any verbiage or markings on such containers, regardless of whether such verbiage or markings are trademarks or trade-designs. If the Packaged Products include any patents, trademarks, know-how or any other intellectual property rights of Sharp, Sharp hereby grants to Manufacturer a perpetual, irrevocable, fully paid-up, royalty free non-exclusive license, with the right to grant and authorize sublicenses, to use such rights in connection with the sale and distribution of the Packaged Products.

8.3 Ownership of Other Property. All right, title and interest in and to (i) the Tooling (subject to the usage limitations set forth in Section 3.2), (ii) any and all dies, molds, printing plates and other equipment or supplies, and any and all methods or processes, in each case, used by Sharp in connection with processing and Packaging of the Products, and (iii) any and all modifications or improvements to any of the foregoing (including any developed or suggested by Manufacturer), are and shall remain owned solely by Sharp. Nothing in this Agreement, except as provided in Section 8.2, shall be construed to grant to Manufacturer any right to any trademark, trade name, copyright, patent or other proprietary technology or know- how owned by Sharp.

9. Indemnification.

9.1 Sharp’s Indemnification of Manufacturer. Sharp shall defend, indemnify and hold Manufacturer and its Affiliates and the officers, directors, employees, consultants and agents thereof (each, a “Manufacturer Indemnified Party”) harmless from and against any and all losses, liabilities, damages, claims for damages, suits, recoveries, judgments or executions (including reasonable attorneys’ fees and expenses) (collectively, “Damages”) that may be incurred by any Manufacturer Indemnified Party arising out of or on account of any claim, complaint, suit, proceed or cause of action brought against any of them by a third party (each, a “Claim”) resulting from: (i) any negligent, reckless or intentionally wrongful act or omission to act on the part of Sharp or its officers, directors, employees, consultants or agents, (ii) any violation of Applicable Laws or breach by Sharp of any of its covenants, agreements, representations and/or warranties set forth herein, or (iii) actual or alleged infringement of the Packaging or Packaged Product on the proprietary or intellectual property rights of another person or entity (except to the extent the infringement is solely due to the Manufacturer Information).

9.2 Manufacturer’s Indemnification of Sharp. Manufacturer shall defend, indemnify and hold Sharp and its Affiliates and the officers, directors, employees, consultants and agents thereof (each, a “Sharp Indemnified Party”) harmless from and against any and all Damages that may be incurred by any Sharp Indemnified Party arising out of or on account of any Claim resulting from (i) the possession, sale, use or consumption of any Products or Packaged Products (in each case other than to the extent such Claim is due to Sharp’s negligent performance of the services under this Agreement or breach of this Agreement) or any other product of Manufacturer (other than to the extent such Claim is due to Sharp’s negligent performance of services), (ii) any violation of

Applicable Laws or breach by Manufacturer of any of its covenants, agreements, representations and/or warranties set forth herein, (iii) any negligent, reckless or intentionally wrongful act or omission to act on the part of Manufacturer or its officers, directors, employees consultants or agents or (iv) any actual or alleged infringement of the Brand Image, the Product or the Packaged Product on the proprietary or intellectual property rights of another person or entity to the extent the infringement is due to the Manufacturer Information.

9.3 Procedure for Indemnification. Each Indemnified Party shall promptly notify in writing the Indemnifying Party of the assertion of any Claim with respect to which the indemnification set forth in this Section may relate (which shall also constitute the notice required by Section 9.3); provided, however, that the failure to give notice shall not limit or otherwise reduce the indemnity provided for in this Agreement except to the extent that failure to give notice materially prejudices the rights of the Indemnifying Party. The Indemnifying Party shall have the right, upon notice to the Indemnified Party within ten (10) business days after the receipt of any such notice, to undertake the defense of or, with the consent of the Indemnified Party (which consent shall not be unreasonably withheld), to settle or compromise such Claim. The failure of the Indemnifying Party to undertake the defense of or to settle or compromise such a Claim shall constitute a waiver of the Indemnifying Party’s rights under this Section 9.4 and shall preclude the Indemnifying Party from disputing the manner in which the Indemnified Party may conduct the defense of such Claim; provided, that the Indemnified Party shall not settle or compromise such Claim without the prior written approval of the Indemnifying Party (which approval shall not be unreasonably withheld). The election by the Indemnifying Party, pursuant to this Section 9.4 to undertake the defense of a Claim shall not preclude the Indemnified Party from participating or continuing to participate in such defense, so long as such party bears its own legal fees and expenses for so doing; provided, however, the Indemnified Party shall not take any actions that would materially affect the defense and settlement of such Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld. The Indemnified Parties and its employees, at the Indemnifying Party’s request and expense, shall provide reasonably full information and reasonable assistance to the Indemnifying Party and its legal representatives with respect to Claims for which indemnification is sought hereunder.

9.4 Survival. The indemnification obligations set forth in this Section 9 shall survive the expiration or termination of this Agreement.

10. Insurance.

10.1 Coverage. Sharp shall acquire and maintain at its sole cost and expense: (i) Statutory Worker’s Compensation Insurance and Employer’s Liability Insurance; (ii) all risk coverage for physical loss or damage to materials including Products and Packaged Products while at the Facilities or under its control; and (iii) Products Liability, Bodily Injury and Property Damage Insurance (with a Broad Form Vendor’s Endorsement naming Manufacturer, its subsidiaries and affiliated companies and the officers, directors, employees and agents thereof, as well as its authorized distributors and customers as additional insureds) with limits of not less than [***] per occurrence and [***] in the aggregate. Sharp agrees to designate Manufacturer as an “additional insured” vendor under such policy. Sharp shall use reasonable efforts to cause its subcontractors to provide the aforementioned coverages.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

10.2 Certificates of Insurance, Maintenance of Coverage. Promptly after the Effective Date, Sharp shall submit certificates of such insurance to Manufacturer (which shall include an agreement by the insurer not to cancel such coverage except upon [***] prior written notice to Manufacturer). Sharp shall maintain such insurance coverage in effect for Manufacturer’s benefit throughout the Term. Sharp shall also carry and maintain in effect at all times relevant hereto all other insurance required by statute or law.

11. Term; Termination.

11.1 Initial Term; Term. The initial term of this Agreement shall commence on the Effective Date and shall expire on the close of business on the Fifth (5th) anniversary of date on which the Product receives FDA approval of a New Drug Application (the “Initial Term”). This Agreement may be extended for additional three (3) year periods (such additional periods are each a “Subsequent Term,” and collectively with the Initial Term, the “Term”) by a mutual written agreement reached by the parties not later than one hundred eighty (180) days prior to the end of the Initial Term or any Subsequent Term.

11.2 Termination. Notwithstanding Section 11.1, this Agreement may be terminated upon the occurrence of any of the following:

(a) The parties may terminate this Agreement by mutual written consent at any time;

(b) Either party may terminate this Agreement by giving [***] ([***]) days written notice to the other party in the event the other party has breached any representation, warranty or obligation contained in this Agreement and/or has defaulted in the performance of any of its duties or obligations hereunder in any material respect and such breach or default has not been remedied within [***] ([***]) days after written notice of the breach or default has been received; Notwithstanding the foregoing, if during such [***] ([***]) day period, the allegedly breaching party disputes that it has materially breached this Agreement, then the other party shall not have the right to terminate this Agreement until it has been finally determined in accordance with Section 13.6 below that the allegedly breaching party has materially breached this Agreement, and such party fails to comply herewith within [***] ([***]) days thereafter; provided, however, that the parties hereby agree that failure to make payments (other than those payments that are being disputed in good faith) pursuant to this Agreement shall constitute a material breach.

(c) Either party may terminate this Agreement if a voluntary petition in bankruptcy should be filed by the other party under the United States Bankruptcy Code, if an involuntary petition under the United States Bankruptcy Code should be filed against the other party, or if a receiver should be appointed for the other party or its property or if the other party makes an assignment for the benefit of creditors.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

(d) Either party may terminate this Agreement pursuant to Section 13.2.

11.3 Effect of Expiration or Termination.

(a) The expiration or termination of this Agreement shall not release either party from any of its obligations accrued prior to the effective date of termination and shall not affect the status of any Firm Orders outstanding as of the effective date of such termination or expiration, and each party shall remain responsible for the performance of its respective obligations and agreements which are expressly stated to be obligations which survive the termination of this Agreement. Furthermore, the rights to terminate provided for hereinabove are in addition to any other light, remedy, or election either party may have hereunder or at law or in equity.

(b) Within [***] ([***]) days of the effective date of the expiration or termination of this Agreement for any reason other than a termination by Manufacturer pursuant to Section 11.2 (b) (due to Sharp’s breach), Manufacturer shall purchase at Sharp’s cost any Packaging Materials that (i) Sharp has purchased exclusively for Manufacturer in accordance with this Agreement for the Packaging of Packaged Products, (ii) cannot be used for another Sharp customer, and (iii) cannot be returned to the supplier for reimbursement. Manufacturer shall not be obligated to purchase any quantities of Packaging Materials under this Section 11.3(b) in excess of the supply amounts required under Section 4.1.

(c) Upon the effective date of expiration or termination of this Agreement for any reason whatsoever, Sharp shall immediately deliver to Manufacturer or its Designee, in accordance with Manufacturer’s instructions, all Products, and all text, graphics and other artwork, Packaging Materials and any other materials purchased or provided by Manufacturer. Sharp shall also deliver to Manufacturer or its Designee all Packaged Products ordered by Manufacturer pursuant to Section 4.2 hereunder, and shall invoice Manufacturer therefor in accordance with the terms of Section 5.3.

(d) Upon any termination or expiration of this Agreement: (a) Confidential Information exchanged between Manufacturer and Sharp, and all copies thereof, shall be promptly returned or destroyed by the receiving party to the disclosing party; provided that each party may keep a copy of the other’s Information for archival purposes; and (b) the license granted to Sharp by Manufacturer in Section 8.1 shall terminate.

11.4 Continuing Obligations. Termination or expiration of this Agreement shall not relieve a party from any liability that, at the time of such termination or expiration, has already accrued to the other party. The rights and obligations of each of the parties under the provisions of Sections 1, 5.2-5.5, 6, 7, 8.2, 9, 11.3,12 and 13 of this Agreement shall continue notwithstanding the termination of this Agreement for any reason.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

12. Confidentiality.

12.1 Confidentiality. Sharp and Manufacturer agree to keep secret and confidential any and all Confidential Information disclosed by the other party hereunder or through any prior disclosure and not to disclose such Confidential Information to any person or entity, except (i) to the employees of such party having a need to know the information in order to fulfill such party’s obligations hereunder; or (ii) as required by an Agency. Each party shall use the Confidential Information of the other solely for the purpose of carrying out the obligations contained in the Agreement. Notwithstanding the foregoing and anything herein to the contrary, Manufacturer may disclose Sharp Confidential Information to the extent reasonably necessary for it to exercise its rights under this Agreement to develop and commercialize Finished Product, including disclosing Sharp Confidential Information to those of its contractors and consultants (but in no event to any other pharmaceutical industry contract packager) that have a need to know; provided that such contractor or consultant has entered into a confidentiality agreement with Manufacturer which contains the restrictions on use and disclosure of Sharp Confidential Information at least as protective as those set forth in this Section 12.1. The obligations imposed by this Article 12 shall not apply to any Confidential Information:

(i) which at the time of disclosure to the receiving party is in the public domain;

(ii) which, after disclosure, becomes part of the public domain by publication or otherwise, through no fault of the receiving party;

(iii) which at the time of disclosure is already in the receiving party’s possession, except through prior disclosure by the disclosing party or its Affiliates, and such possession can be properly documented by the receiving party in its written records, and was not made available to the receiving party by any person or party owing an obligation of confidentiality to the disclosing party (with respect to such Confidential Information);

(iv) which is rightfully made available to the receiving party from sources independent of the disclosing party;

(v) notwithstanding anything herein to the contrary, the receiving party shall be allowed to disclose the Confidential Information of the disclosing party to the extent such Confidential Information is required to be disclosed in the course of litigation or other legal or administrative proceedings; provided that in all such cases the party receiving the Confidential Information shall, to the extent permitted, give the other party prompt notice of the pending disclosure and shall reasonably cooperate in such other party’s attempts, at such other party’s sole expense, to seek an order maintaining the confidentiality of the Confidential Information; or

(vi) which is required to be disclosed by applicable laws; provided that in all such cases the party receiving the Confidential Information shall, to the extent permitted, give the other party prompt notice of the pending disclosure and shall reasonably cooperate in such other party’s attempts, at such other party’s sole expense, to seek an order maintaining the confidentiality of the Confidential Information.

12.2 Term. The obligation of confidentiality and nonuse set forth in this Article 12 shall survive for a period of [***] ([***]) [***] beyond the termination or expiration of this Agreement.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

12.3 Ownership of Confidential Information. Confidential Information shall remain the exclusive property of the disclosing party. In no event shall any of either party’s Confidential Information, technology, know-how, intellectual property (or rights thereto) become the property of the other party.

12.4 Confidential Terms. Each party shall treat the terms of this Agreement as the Confidential Information of the other party. Notwithstanding anything to the contrary, however, each party may disclose the terms of this Agreement (a) to advisors, actual or potential investors, acquisition partners, sublicensees, and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or (b) as required by securities or other applicable laws or regulations, such as SEC regulations; provided that the disclosing party shall limit such disclosure by redacting information not required to be disclosed and shall remain responsible for any disclosure by said third party, and that no disclosure will be made in any event to any parties that are known by the disclosing party to be competitors of the non-disclosing party.

13. Miscellaneous.

13.1 Authority to Enter Into Agreement. Each party represents and warrants (i) that it has the corporate power and authority to enter into this Agreement and perform its obligations hereunder to enter into this Agreement, and that in so doing it has not materially violated the terms and conditions of any contract or other agreement to which it may be a party, and (ii) this Agreement has been duly executed and delivered on behalf of such party and constitutes a legal, valid and binding obligation, enforceable against such party in accordance with its terms.

13.2 Force Majeure. Performance under this Agreement shall be excused to the extent prevented or delayed, in whole or part, by any event or circumstance, which is beyond the reasonable control of the party whose performance is to be excused hereunder and was not reasonably foreseeable as of the Effective Date, including but not limited to fire, flood, explosion, unavoidable breakdown of machinery, widespread product tampering by third parties, governmental acts or regulations, war, labor difficulties, shortages or unavailability of materials, or any act of God. The party affected shall promptly notify in writing the non-affected party of the event of force majeure, the probable duration of the delay and the termination of such event. During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of force majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable, except that Manufacturer may not suspend its obligation to make payment pursuant to Section 5.3 for Packaged Products previously delivered by Sharp. Any delay caused by an event of force majeure shall toll the Term, which shall be extended by the length thereof. In the event a force majeure prevents performance by one party for more than six (6) months, the other party shall have the right to terminate this Agreement subject to Section 11.3.

13.3 Public Announcements. The parties agree to determine jointly the contents of any public announcement informing the public about the existence of this Agreement between the parties and, except as may be required by law or the rules of any national securities exchange, neither party shall issue or cause the issuance of any such public announcement relating to this Agreement without the express prior approval of an executive officer of the other party.

13.4 Amendments. Except to the extent otherwise provided in Section 5.1 of this Agreement with respect to amendments to Exhibit B, this Agreement may not be modified, amended or altered except pursuant to a written instrument signed by both parties.

13.5 Governing Law. This Agreement is made subject to the laws of the State of Delaware, without reference to principles of conflicts of laws, and excluding the 1980 U.N. Convention on Contracts for the International Sale of Goods. Each party agrees that suit may be instituted at any federal court in the Eastern District of Pennsylvania or in state court in Leheigh County in the Commonwealth of Pennsylvania and each waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against a party if given as provided in Section.

13.5 Assignment. Neither party may, without the prior written consent of the other party, delegate, transfer, convey, assign or pledge any of its rights or obligations under this Agreement to any other person, firm or corporation; provided however, that such consent shall not be unreasonably withheld. Notwithstanding the foregoing, neither party need obtain any consent in the event such party assigns this Agreement (i) to an Affiliate and (ii) to an entity that succeeds to all or substantially all of such party’s business or assets; provided, in each of cases (i) and (ii) such assignee assumes in writing the assignor’s obligation under this Agreement and agrees to be bound by the terms and conditions hereof.

13.6 Notice. Any and all notices permitted or required to be given hereunder will be deemed duly given: (a) upon actual delivery, if delivery is by hand; (b) three (3) business days after delivery into the official mail, if delivery is by postage paid registered or certified return receipt request mail; (c) one business day after delivery to an overnight carrier, if delivery is made by overnight carrier guaranteeing next business day delivery; or (d) upon receipt of evidence of successful transmission, if delivery is by facsimile. Each such notice shall be sent to the respective party at the address of facsimile number indicated below or at any other address as the respective party may designate by notice delivered pursuant hereto.

If to Manufacturer:

Transcept Pharmaceuticals, Inc.

1003 W. Cutting Blvd., Suite 110

Pt. Richmond, CA 94804

Attention: Dennie Dyer, V.P. of Operations-

Tel: 510-215-3500

Fax: 510-215-3535

Email: ddyer@transcept.com

If to Sharp:

Sharp Corporation

7451 Keebler Way

Allentown, Pennsylvania 18106

Attention: CFO

Telecopier Number: (610) 481-0362

13.7 Subcontractors. Sharp shall not subcontract any of the services to be performed by Sharp or any of its other obligations hereunder to another entity without Manufacturer’s prior written approval. In any case, Sharp shall remain completely responsible for all such services and obligations that are subcontracted. All subcontractors hereunder shall be bound by the terms and conditions herein, with respect to the subcontracted services and obligations, as if named together with Sharp.

13.8 Entire Agreement. This Agreement, including all Exhibits attached hereto (including the Quality Agreement), contains the entire understanding of the parties, superseding in all respects any and all prior oral or written agreements or understandings pertaining to the subject matter hereof. Notwithstanding the foregoing, to the extent the terms and conditions of the body of this Agreement conflict with the terms and conditions of any Exhibit hereto (including without limitation, the Quality Agreement), the terms and conditions of the body of this Agreement shall govern. No addition to or amendment, modification or waiver of any provision shall be binding unless in writing and signed by a duly authorized representative of each party hereto.

13.9 Severability. If and to the extent that any court of competent jurisdiction holds any provision or part of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

13.10 Waiver. A waiver by either party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future.

13.11 Headings. Headings in this Agreement are included for ease of reference only and have no legal effect.

13.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any facsimile signature of either party shall constitute a legal, valid and binding execution hereof by such party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed in their respective names and on their behalf, as of the date first above written.

TRANSCEPT PHARMACEUTICALS, INC.

By:	Illegible
Title:	CEO
Date:	June 26, 2008

/s/ Thomas Soloway
Thomas Soloway, CFO

SHARP CORPORATION

By:
Title:
Date:

Execution Copy

EXHIBIT A

PRODUCTS

Execution Copy

EXHIBIT B

PRICES

All purchases shall be made F.O.B. Sharp’s dock. Subject to the adjustments described in Section 5.1, and as offered on the attached quotations, the Prices are as follows:

Product	Sharp Design	Price Per 1000

Overtime Charged

Execution Copy

EXHIBIT C

SPECIFICATIONS

Execution Copy

EXHIBIT D

START-UP ACTIVITIES

As used in the Agreement, “Start-Up Activities” shall mean those activities required by the Manufacturer and/or Sharp that are necessary to commence packaging of Products. The Start-Up Activities shall be completed in accordance with the following time schedule and are estimated to be completed at the following costs:

Activity	Time Schedule	Estimated Costs

1) Development of Package Design

2) Development/Manufacturing of Tooling

3) Equipment Modifications

4) Packaging Room Modifications

5) Packaging Trials

6) Validation Protocols

7) Validation Run

8) Validation Report	[2 Weeks after Validation Run]

EXHIBIT E

TOOLING

Tooling Description	Estimated Costs

EXHIBIT F

QUALITY AGREEMENT

[To be attached]

Contract Packaging

Quality Agreement

by and between

Supplier Name:	Sharp Corporation
Address:	7451 Keebler Way Allentown, PA 18106

(“Supplier”)

and

Sponsor Name:	Transcept Pharmaceuticals, Inc.
Address:	1003 West Cutting Blvd., Suite 110, Pt. Richmond, CA 94804

(“Transcept”)

WHEREAS, Transcept and Supplier have entered into that certain Packaging and Supply Agreement (the “Supply Agreement”) setting forth the terms and conditions of Supplier’s packaging of Product and supply of Packaged Product for Transcept; and

WHEREAS, Supplier and Transcept wish to define the individual responsibilities of the parties as to the quality aspects of packaging of Product and release of Product Packaged Product not already defined in the Supply Agreement to ensure compliance with the approved Product application and/or Transcept requirements.

WHEREAS, in order to define such individual responsibilities, this Contract Packaging Quality Agreement (“Quality Agreement”) takes the form, in part, of a detailed listing of activities associated with pharmaceutical packaging, analysis, and release of Product. Unless otherwise indicated, Responsibility for each activity is assigned to either Transcept, Supplier, or is assigned to both Supplier and Transcept

NOW THEREFORE, in consideration of the parties’ agreement to perform the activities provided in this Quality Agreement and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Supplier and Transcept agree as provided in this Quality Agreement below, and have caused this Agreement to be duly executed in their respective names and on their behalf, as of the Effective Date.

Transcept Pharmaceuticals	Sharp Corporation

Signature	Signature

/s/ Grace Scheibner, 09 June, 2008	/s/ Marc Feinberg, 18 June, 2008
Name Grace Scheibner	Name Marc Feinberg

Title Associate Director, Quality Systems	Title Vice President Quality Assurance

Transcept Pharmaceuticals	Sharp Corporation

Signature	Signature

/s/ Sharon Sakai	MF 6/12/08
Name Sharon Sakai, Ph. D.	Name

Title Senior Director, Regulatory Affairs	Title

Contents

1.	Effective Date

2.	Scope; Entire Agreement; Definitions

3.	Amendments to Quality Agreement

4.	Term of Quality Agreement

5.	Non-Disclosure and Non-Use

6.	Use of Third Parties

7.	Survival Clause

8.	Assignment

9.	Resolution of Quality Issues

10.	Debarment

11.	Choice of Law; Venue; Miscellaneous

12.	Security Policies

13.	Quality Responsibilities Table

A.	Compliance Requirements

B.	Right to Audit

C.	Regulatory Inspections and Exchanges

D.	Regulatory Documentation

E.	Animal Derived Materials

F.	Buildings and Facilities

G.	Personnel and Training

H.	Sub-Contracting and Testing

I.	Change Control

J.	Validation/Qualification

K.	Preventative Maintenance and Calibration

L.	Investigations

M.	Documentation and Records

N.	Annual Product Reviews

O.	Annual Product Report (if applicable)

P.	Production and In-Process Controls, Packaging and Labeling

Q.	Process Equipment

R.	Reprocess

S.	Rework

T.	Laboratory Controls

U.	Retest

V.	Stability (if applicable to service being provided)

W.	Storage and Distribution

X.	Control, Disposal and Destruction of Production Materials

Y.	Complaints

Z.	Field Alerts, Biological Product Deviation Reports and Recalls

Appendices:

Appendix 1: (Contacts and Responsibilities)

Appendix 2: (Contacts for Notices)

Appendix 3: (Product Security-Supplier Requirements)

1.	Effective Date

The Effective Date of this Quality Agreement shall be June 9, 2008 (the “Effective Date”).

2.	Scope; Entire Agreement; Definitions

This Quality Agreement, which includes the Appendices attached hereto, outlines the responsibilities of Supplier and Transcept with respect to the quality assurance of the Product packaged by Supplier for Transcept, to the extent such responsibilities are not already provided for in the Supply Agreement.

This Quality Agreement is in addition to the Supply Agreement, and together such agreements represent the entire understanding of the parties with respect to the subject matter thereof and supersede all other prior understandings between the parties with respect to such subject matter, whether written or oral. If there are any direct conflicts between the terms of this Quality Agreement and the Supply Agreement, the provisions in the Supply Agreement shall govern and control.

All capitalized terms that are undefined herein shall have the meanings ascribed to them in the Supply Agreement.

3.	Amendments to Quality Agreement

This Quality Agreement may be amended by the written consent of both parties.

The parties agree to amend terms of this Quality Agreement that must be amended in order that the Product continue to meet Applicable Laws, as may exist from time to time.

If an amendment to this Quality Agreement is proposed, the proposing party will circulate the proposed amendment to the appropriate contact person at Supplier and Transcept for review and internal approval. The appropriate contact person at Supplier and Transcept is listed in Appendix 1 (each, a “Responsible Person”).

4.	Term of Quality Agreement

This Quality Agreement shall commence on the Effective Date and shall remain in effect for the longer of (i) as long as the Supplier supplies Product to Transcept, and (ii) the term of the Supply Agreement, in each case unless the Quality Agreement is terminated earlier in accordance with the terms of this Quality Agreement.

Transcept may terminate this Quality Agreement upon thirty (30) days written notice to Supplier.

5.	Non-Disclosure and Non-Use

It is understood that the parties obligations under Article 12 of the Supply Agreement shall apply with respect to the information and/or materials exchanged between the parties under this Quality Agreement.

6.	Use of Third-Parties

Supplier shall not use in any capacity the services of any third-party to package, label, inspect, test, release, handle and/or process Product for Transcept unless Transcept provides its prior written consent. A condition of such written consent is that Supplier shall have entered into a written quality agreement defining the respective quality responsibilities of Supplier and the third-party and shall provide for confidentiality and non-disclosure of all Transcept confidential information under obligations of confidentiality similar to and requiring at least the same degree (or greater) of protection for Transcept confidential information as the obligations of confidentiality and nondisclosure between Supplier and Transcept under the Supply Agreement.

7.	Survival Clause

All regulatory obligations contained herein that are required of either party or both parties by an applicable regulatory authority shall survive termination of this Quality Agreement.

8.	Assignment

Supplier shall not assign any or all of its rights or obligations under this Quality Agreement without Transcept’s prior written consent. Transcept shall have the right to assign any or all of its rights or obligations under this Quality Agreement without the consent of Supplier. In the event of an assignment, the assigning party shall continue to be bound by all pre-existing obligations under this Quality Agreement including all obligations of confidentiality and non-disclosure.

9.	Resolution of Quality Issues

Quality related disagreements between Supplier and Transcept that are not resolved in the normal course of business between Transcept and Supplier shall be brought to the attention of the Responsible Person for each party. If both parties agree that a resolution of the disagreement is reasonably possible, then both Supplier and Transcept agree to work jointly to develop a strategy for such resolution. Supplier and Transcept further agree to record such resolution in writing.

10.	Debarment

Supplier warrants and represents that it is not debarred under the Generic Drug Enforcement Act of 1992, 21 U.S.C. 335[a] (the “Generic Drug Enforcement Act”), and that it has not been convicted of a crime for which it could be debarred under the Generic Drug Enforcement Act. In connection with the Product, the Supplier further warrants and represents, in that it shall not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act, or convicted of a crime for which a person can be debarred under the Generic Drug Enforcement Act.

11.	Choice of Law; Venue; Miscellaneous

a.	This Quality Agreement shall be construed and the relationship between the parties determined in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof, and excluding the 1980 U.N. Convention on Contracts for the International State of Goods. This Quality Agreement is made subject to the laws of the State of Delaware, without reference to principles of conflicts of laws, and excluding the 1980 U.N. Convention on Contracts for the International Sale of Goods. Each party agrees that suit may be instituted at any federal court in the Eastern District of Pennsylvania or in state court in Leheigh County in the Commonwealth of Pennsylvania and each waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against a party if given as provided in Section 13.6 of the Supply Agreement.

b.	All appendices to this Quality Agreement are attached hereto and incorporated herein by reference. In this Quality Agreement, unless the contrary intention appears: (a) the words “including” and “include” mean “including, but not limited to”; (b) the singular includes the plural and vice versa; (c) a reference to a person or entity (including Supplier or Transcept) includes a reference to the person’s executors, administrators, successors, substitutes and assigns; and (f) headings are for reference only and do not form part of this contract.

12.	Security Policy

Supplier agrees to comply with the Security Policy attached hereto as Appendix 3.

13.	Quality Responsibilities Table

Table Key: N = Not Applicable

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

§	Responsibilities	N	Transcept	Sharp

[***]

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

APPENDIX 1: (Contacts and Responsibilities)

Sharp		Transcept

	Quality Assurance	Quality Assurance
Name	Andrew Harakai	Grace Scheibner
Title	Director of Quality Assurance	Associate Director, Quality Systems
Phone/Fax	610-366-8751/610-397-2145	510-215-3571/510-215-3535
Address (mail/delivery)	7451 Keebler Way Allentown, PA 18106	1003 West Cutting Blvd. Suite 110 Pt. Richmond, CA 94804
Electronic	andrew.harakal@sharpcorporation.com	gscheibner@transcept.com

	VALIDATION	VALIDATION
Name	Frank Davidowski	Grace Scheibner
Title	Director of Validation	Associate Director, Quality Systems
Phone/Fax	610-366-8897/610-397-2152	510-215-3571/510-215-3535
Address (mail/delivery)	7451 Keebler Way Allentown, PA 18106	1003 West Cutting Blvd, Suite 110 Pt. Richmond, CA 94804
Electronic	Frank.davidowski@sharpcorporation.com	gscheibner@transcept.com

	Account Manager	Commodity Manager
Name	Bryan Monahan	Dennie Dyer
Title	Account Executive	Vice President Operations
Phone/Fax	610-366-8764	510-215-3580/510-215-3535
Address (mail/delivery)	7451 Keebler Way AlIontown, PA 18106	1003 West Cutting Blvd. Suite 110 Pt. Richmond, CA 94804
Electronic	Bryan.Monahan@sharpcorporatton.com	ddyer@transcept.com

APPENDIX 2: Page 2 (Contacts and Responsibilities)

Contract Person for Notices

(including Notices of Amendment, Assignment

Termination, Resolution of Quality Issues)

	Supplier	Transcept
Name	Marc M. Feinberg	Grace Scheibner
Title	Vice President of Quality Assurance	Associate Director, Quality Systems
Phone/Fax	610-366-8748/610-397-2126	510-215-3571/510-215-3535
Address (mail/delivery)	7451 Keebler Way Allentown, PA 18106	1003 West Cutting Blvd. Suite 110 Pt. Richmond, CA 94804

What a Copy to:	Supplier	Transcept
Name		Sharon Sakal, Ph. D.
Title		Senior Director, Regulatory Affairs
Phone/Fax		510-215-3515/510-215-3535
Address (mail/delivery)		1003 West Cutting Blvd. Suite 110 Pt. Richmond, CA 94804
Electronic		ssakai@transcept.com

APPENDIX 3: Product Security- Supplier Requirements

I.	Keys:

a.	Supplier must have adequate key control measures in place to ensure the security of any / ail areas that contain Transcept material.

b.	Key issuance must be documented.

c.	Keys must be audited.

d.	If keys are lost, Jocks for critical areas must be changed.

II.	Access Control:

a.	General access to the facility must be controlled through:

i.	Designated entry point(s).

ii.	Visitor/non-empioyee registration.

b.	Building alarm

i.	Building must have a burglar alarm system for after-hours protection Transcept materials.

III.	Materials Storage:

a.	Transcept components/materials must be adequately isolated from materials of third parties and secured prior to, during and after production.

b.	All templates/dies/stamps must be kept in locked storage containers.

c.	All product security materials must be kept in locked storage with access limited to a minimal number of employees.

IV.	Logical Security:

a.	Any network or workstation computer that contains Transcept materials or information must have the password protection:

i.	Forced changed logon passwords.

ii.	Automatic inactivity passwords.

b.	Any LAN/WAN system containing Transcept materials must have adequate antivirus and firewall protection.

c.	Any LAN/WAN system must be adequately secure from unauthorized physical access.

d.	All outdated Transcept material maintained on backup media must be destroyed on a regular basis.

V.	Waste Material:

a.	All waste materials must be destroyed or defaced in accordance with applicable laws to prevent reuse.

b.	Any contract waste disposal company utilized to transport and dispose of Transcept waste materials must be contractually obligated to destroy all items to prevent reuse.

VI.	Reconciliation: 100 % reconciliation is required including items such as holograms from outside sources.